Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              The MONTGOMERY Funds

                         Supplement dated March 31, 2001

                     To the Class R, Class P and Montgomery
                     U.S. Select 20 Portfolio Prospectuses,
                             dated October 31, 2000

                And to the Prospectus of the Class B and Class C shares of the Montgomery Global Long Short Fund, dated July 31, 2000

Portfolio Manager:

Effective March 31, 2001, Marie Chandoha will be a co-portfolio manager for the Montgomery Government Money Market Fund, and Kelly Mainelli will be a co-portfolio manager for the Montgomery California Tax-Free Intermediate Bond, the Montgomery California Tax-Free Money and the Montgomery Federal Tax-Free Money Funds. Mr. William Stevens will continue to co-manage these four Funds. The investment background of Kelly Mainelli is set forth below:

Kelly Mainelli, Portfolio Manager

Mr. Mainelli joined Montgomery in 2000 as the senior trader for municipal securities in Montgomery's municipal bond portfolios. In 2001, he became portfolio manager for the Montgomery California Tax-Free Intermediate Bond Fund, the Montgomery California Tax-Free Money Fund and the Montgomery Federal Tax-Free Money Fund. From 1999 to 2000, Mr. Mainelli was an associate portfolio manager at Strong Capital Management. Prior to that, he was a vice president and director of fixed income at American Frontier Financial Corporation from 1995 to 1999. Mr. Mainelli has a Master of Business Administration from the University of Colorado and a Bachelor of Science degree in Finance from Merrimack College.

Privacy Notice:

The Montgomery Funds and/or Funds Distributor, Inc., the Funds' distributor, may collect or capture nonpublic information about you from the following sources:

*  The  Montgomery  Funds New  Account  application  or other  forms;
*  Oral conversations with our  representatives;
*  Your transactions with us; and
*  Electronic  sources  such as our Web sites or e-mails.

We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know


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                                                                     Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.